EXHIBIT 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
Borders Group, Inc. et al.	:	Case No. 11-10614
:
Debtors	:
X

Monthly Operating Report for the Period
From October 30, 2011 to November 26, 2011

Debtors' Address:	100 Phoenix Drive
Ann Arbor, MI 48108-2202
Telephone: (800) 315-7323

Debtors' Attorneys:	David M. Friedman
1633 Broadway
New York, New York 10019
Telephone: (212) 506-1700

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ojas Shah	12/20/2011
Ojas Shah
Chief Financial Officer / Treasurer
Borders Group, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

		Federal Tax I.D. #	38-3294588

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	FORM NO.	DOCUMENT ATTACHED	EXPLANATION ATTACHED
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Statement of Net Assets (Liabilities) - Liquidation Basis	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4	x
Listing of Aged Accounts Payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR-7)			x
Payments to Insiders and Professionals	MOR-6	x
Post-Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Borders Group, Inc.	11-10614
Borders, Inc.	11-10615
Borders International Services, Inc.	11-10616
Borders Direct, LLC	11-10617
Borders Properties, Inc.	11-10618
Borders Online, Inc.	11-10619
Borders Online, LLC	11-10620
BGP (UK) Limited	11-10621

General Notes:
The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The accompanying unaudited consolidated financial statements have been prepared using the liquidation basis of accounting. Assets are presented at estimated net realizable amounts based on the Debtors’ plans for liquidation. Liabilities subject to compromise are presented at amounts expected to be allowed as claims and other liabilities are presented at amounts expected to be paid in settlement of the respective obligations.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and include the results of operations for non-Debtor affiliates, which amounts are immaterial. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

NOTES TO MONTHLY OPERATING REPORT

General Notes (continued):

On July 13, 2011, the Company entered into an Agency Agreement (the “Agency Agreement”) with Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC, SB Capital Group, LLC, Tiger Capital Group, LLC and Great American Group, LLC ("JV Parties").   The Agency Agreement provides for the sale in liquidation of the inventory, fixtures and other assets of all or substantially all of the Company’s retail book stores as well as certain other assets of the Company and its subsidiaries. On July 21, 2011, the Bankruptcy Court approved the Agency Agreement and authorized the Company to commence its sale in liquidation pursuant to the Agency Agreement.

MOR-1
Cash is received as described in the Debtors' motion to approve their cash management system and is consistent with the Debtors' cash management practices.  Cash receipts and disbursements related to intercompany transfers among the Debtor entities have also been excluded from the analysis.

MOR - 4
The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-6
The Debtors have not included any payments of normal course wages, benefits or the payment of board fees to insiders.  The Debtors have also not reported payments to professionals utilized in the ordinary course of business.

MOR-7
The Debtors have paid certain pre-petition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments.  The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1
($000s)

Debtor		Cash Receipts
Combined Debtors		$26,340
Total Cash Receipts		$26,340

Debtor	Case Number	Cash Disbursements
Borders Group, Inc.	11-10614	$(710)
Borders, Inc.	11-10615	(9,404)
Borders International Services, Inc.	11-10616	-
Borders Direct, LLC	11-10617	-
Borders Properties, Inc.	11-10618	(19)
Borders Online, Inc.	11-10619	-
Borders Online, LLC	11-10620	-
BGP (UK) Limited	11-10621	-
Total Cash Disbursements		$(10,133)

Notes
1 - Amounts exclude receipts/disbursements made on behalf of the Debtors that did not flow through a Debtor bank account.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

BANK RECONCILIATIONS 1, 2, 3, 4
($000s)

Debtor	Case Number	Bank and Account Description	Bank Account No.	Bank Balance
Borders Group, Inc.	11-10614	BGI Concentration Account	1001738167	$8,503
Borders, Inc.	11-10615	Bank of America Corporate Depository	4427082445	586
Borders, Inc.	11-10615	Borders Inc. Concentration Acct	1001744196	73,833
Borders, Inc.	11-10615	Waldenbooks Concentration Acct	66724060	4,095
Borders, Inc.	11-10615	Waldenbooks A/R	66724126	-
Borders, Inc.	11-10615	PNC Lockbox	4600091098	-
Borders, Inc.	11-10615	Sales Tax Reserve	1029086383	-
				$87,017

Notes
1 - The Debtors have not included copies of bank statements or cash disbursement journals due to the voluminous nature of these reports.
2 - The Debtors reconcile their bank accounts on a monthly basis.
3 - The Debtors have excluded accounts with no balance as of the end of the reporting period and have also excluded accounts that receive cash deposits from local stores and corporate/institutional customers which amounts are regularly swept either to the Debtors' primary accounts listed above.
4 - The Debtors have excluded the Ad Valorem Reserve Account, which had a balance of $1,343K as of November 26, 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

STATEMENT OF OPERATIONS
($MM)

Nov-11

Sales	$-
Other revenue	1.4
Total revenue	1.4

Cost of merchandise sold (includes occupancy)	(0.3)
Gross margin	1.7
Selling, general and administrative expenses	(0.2)
Operating income (loss)	1.9

Interest expense (income)	0.2
Total interest expense	0.2

Income (loss) before reorganization items and income taxes	1.7

Reorganization items, net 1	(17.0)
Income (loss) before income taxes	18.7

Income tax provision (benefit)	-
Net income (loss)	$18.7

Notes
1 - Reorganization items reflect an increase in the estimated value of the Debtors' investment in Kobo.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

STATEMENT OF NET ASSETS (LIABILITIES) - LIQUIDATION BASIS
($MM)

Nov-11
Assets:
Cash and cash equivalents	$89.1
Merchandise inventories	-
Accounts receivable and other assets	70.4
Property and equipment, held for sale	0.2
Total assets in liquidation	159.7

Liabilities:
Trade accounts payable	0.8
Accrued payroll and other liabilities	38.4
Taxes, including income taxes	17.0
Liabilities subject to compromise	785.8
Total liabilities in liquidation	842.0

Net assets (liabilities) in liquidation	$(682.3)

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

STATUS OF POST-PETITION TAXES 1, 3
($000s)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$-	$425	$425	$-
FICA-Employee	-	82	82	-
FICA-Employer	-	108	108	-
Unemployment	-	-	-	-
Total Federal Taxes	$-	$615	$615	$-

State and Local
Withholding	$13	$83	$92	$4
Sales	-	-	-	-
Unemployment	1	1	-	2
Business Licenses	-	-	-	-
Real Property 2	-	214	214	-
Personal Property	-	1,124	1,124	-
Income/Franchise	-	-	-	-
Total State and Local Taxes	$14	$1,422	$1,430	$6

Total Taxes	$14	$2,037	$2,045	$6

Notes
1 - The Debtors have not included copies of Form 6123 and tax returns filed during this period due to the voluminous nature of these reports.
2 - The Debtors do not own any real property. Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.
3 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

STATUS OF POST-PETITION DEBTS 1
($000s)
	Aged by Due Date
Description	Current	0-30	31-60	61-90	91-120	Over 120	Total
AP Merchandising 2, 3	$(401)	$24	$1,920	$(421)	$1,327	$(4,943)	$(2,494)
AP Other	239	104	184	(1,005)	404	(299)	(373)
Total Post-Petition Debts	$(162)	$128	$2,104	$(1,426)	$1,731	$(5,242)	$(2,867)

Explain how and when Debtor intends to pay any past due post-petition debts.

Notes
1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms. Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.
2 - The amounts in this table include payments made to vendors in advance of our receipt of goods. Because such payments are classified as “Accounts receivable and other assets” in the accompanying Statement of Net Assets (Liabilities) under Form MOR-3, the amounts reported under this table will differ from those reported as “Trade accounts payable” on the Statement of Net Assets (Liabilities). In addition, the “Trade accounts payable” amount includes accruals made for merchandise received prior to the Statement of Net Assets (Liabilities) date, but for which no invoice had been received. Certain of these accruals are not included in the amounts shown under this Form MOR-4.
3 - The Debtors' net debit accounts payable balance for AP Merchandising is primarily due to prepayments made to publishers for post-petition orders.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING 1
($000s)

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$1,137
Less: Amounts collected during the period		(41)
Less: Amounts written off or returned during the period		-
Less: Other adjustments / account reconciliation entries		(139)
Less: Bad Debt Estimate		(475)
Change in store accounts receivable, net		(655)
Total Accounts Receivable at the end of the reporting period		$482

Accounts Receivable Aging	Amount
0-30 days old	$(5)
31-60 days old	244
61-90 days old	158
91-120 days old	293
121+ days old	267
Total Aged Accounts Receivable	957
Less: Bad Debts (Amounts considered uncollectible)	(475)
Net Accounts Receivable	$482

Notes
1 - "Accounts receivable and other assets” in the accompanying Statement of Net Assets (Liabilities) under Form MOR-3 includes certain items not included in this table.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

PAYMENTS TO INSIDERS 1

Name	Type of Payment	Amount Paid 2	Total Paid to Date
Scott Henry	Employment Agreement Signing Incentive	$-	$100,000
Glen Tomaszewski	Employment Agreement Transition Incentive	-	100,000
Michele Cloutier	Employment Agreement Signing Incentive	-	50,000
Total Payments to Insiders		$-	$250,000

Notes
1 - Payments to insiders excludes ordinary wages, severance, board fees, benefits and expense reimbursements that occurred during the reporting period.
2 - Represents payments made from October 30, 2011 - November 26, 2011.

PAYMENTS TO PROFESSIONALS

Name	Date of Court Order Authorizing Payment	Amount Approved 1	Amount Paid 2	Total Paid To Date 1	Total Incurred & Unpaid
AP Services, LLC	March 16, 2011	$11,801,628	$1,056,499	$11,801,628	$-
Baker & McKenzie	March 15, 2011	698,754	-	583,768	114,986
BDO USA, LLP	April 7, 2011	2,337,282	-	1,998,090	339,192
Deloitte Tax LLP	April 7, 2011	373,287	-	328,964	44,323
Deloitte Consulting LLP	April 7, 2011	517,746	-	490,563	27,183
Deloitte Consulting LLP	April 7, 2011	767,787	-	680,589	87,198
Dickinson Wright PLLC	March 15, 2011	666,211	18,496	561,419	104,792
DJM Realty Services, LLC	March 16, 2011	818,410	165,861	677,943	140,467
Ernst & Young LLP	April 7, 2011	349,463	-	288,870	60,593
The Garden City Group, Inc.	February 17, 2011	1,910,231	287,658	1,877,163	33,068
Jefferies & Company, Inc.	March 16, 2011	1,064,970	-	899,970	165,000
Kasowitz, Benson, Torres & Friedman LLP	March 15, 2011	5,965,986	791,830	4,950,624	1,015,362
Lowenstein Sandler PC	April 7, 2011	2,346,987	210,036	1,947,072	399,915
Mercer (US) Inc.	April 7, 2011	109,997	-	90,678	19,319
Michael St. Patrick Baxter (Ombudsman)	August 12, 2011	320,396	207,289	257,575	62,821
Streambank, LLC	August 10, 2011	1,204,859	-	1,204,859	-
Total Payments to Professionals		$31,253,994	$2,737,669	$28,639,775	$2,614,219

Notes

1 - Represents amounts approved and payments made from the date of each firm's retention through November 26, 2011.
2 - Represents payments made from October 30, 2011 - November 26, 2011.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS
($000s)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Reporting Period
DIP Principal - Term Loan 1	N/A	N/A
DIP Principal - Revolver 1	N/A	N/A
DIP Interest - Term Loan	N/A	N/A
DIP Interest - Revolver	N/A	N/A
Leases Payable 2	$57	346
Adequate Assurance Payments - Utilities	N/A	-
Total Payments		$346

Notes
1 - The DIP Term Loan and Revolver were paid off in full in July 2011.
2 - Scheduled amounts represent ongoing monthly lease obligations at the corporate offices located in Ann Arbor, MI. Amounts paid also includes % Sales Rent, CAM, Tax, Utility charges related to prior periods at closed stores.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	10/30/11 - 11/26/11

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?	X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
1
The Debtors have sold assets pursuant to the Order Approving Agency Agreement, Store Closing Sales and Related Relief entered under Docket #91 on February 18, 2011, and the Order Approving Agency Agreement, Store Closing Sales and Related Relief  entered under Docket #1377 on July 21, 2011.

6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing payment of such liabilities.
10
There are post-petition real estate taxes that are past due as a result of certain municipalities not accepting partial payments. The Debtors are working with the appropriate landlords to facilitate payments.

12
The Debtors have paid certain pre-petition taxes as permitted under the Final Order Pursuant to 11 U.S.C. Section 105(a), 363(b), 507(a)(8) and 541 and Fed. R. Bankr. P. 6003 and 6004 Authorizing Debtors to Pay Pre-petition Taxes and Assessments entered under Docket #388 on March 15, 2011.